Financial income (expenses), net	12 Months Ended
Dec. 31, 2022
Financial Income Expenses Net
Financial income (expenses), net

28.	Financial income (expenses), net

Financial income includes income generated by highly liquid short-term investments and gains arising from measurement of derivative financial instruments at fair value.

Interest income is recorded for all financial assets measured at amortized cost, using the effective interest rate, which is the rate that discounts for the estimated future cash payments or receipts through the expected term of the financial instrument or shorter period, where appropriate, from the carrying amount of the financial asset or liability.

Financial expenses include substantially interest and financial charges on borrowings and financing and discounting receivables during the year, losses arising from measurement of derivative financial instruments at fair value, losses on disposals of financial assets, financial charges on provisions on lawsuits and taxes and interest charges on leases, as well as discount charges.

	2022	2021	2020
		Note 2	Note 2
Finance expenses:
Cost of debt	(863)	(441)	(319)
Cost of the discounting of receivables	(53)	(2)	(1)
Monetary restatement loss	(148)	(93)	(91)
Interest on lease liabilities	(393)	(317)	(301)
Other finance expenses	(71)	(90)	(92)
Total financial expenses	(1,528)	(943)	(804)

Financial income:
Income from short term instruments	137	78	60
Monetary restatement gain (*)	640	238	406
Other financial income	1	4	4
Total financial income	778	320	470

Total	(750)	(623)	(334)
(*)	In 2022, the amount of R$201 was recorded referring to the monetary restatement of the refund of ICMS-ST. In 2021, the Company recorded a credit of R$109, referring to the monetary restatement of the tax credit for the exclusion of ICMS from the PIS and COFINS calculation bases. (R$345 at December 2020).

The gains or losses on derivative financial instruments are recorded as cost of debt and disclosed in Note 18.